Exhibit 99.1

Acura Pharmaceuticals Announces 1-for-5 Reverse Stock Split

Palatine, IL - (August 24, 2015) — Acura Pharmaceuticals Inc. (NASDAQ: ACUR) (the “Company”), announced today that it will effect a 1-for-5 reverse stock split of its common stock. At a special meeting of the Company’s stockholders held earlier today, the stockholders approved an amendment to the Company’s Certificate of incorporation to effect the reverse stock split at one of five ratios. The Board of Directors approved the implementation of a reverse stock split and determined the appropriate reverse stock split ratio to be 1-for-5. The 1-for-5 reverse stock split will be effective on August 27, 2015, and the Company’s common stock will begin trading on a split-adjusted basis on August 28, 2015.

The reverse stock split will reduce the number of shares of the Company’s common stock currently outstanding from approximately 59 million shares to approximately 11.80 million shares. Proportionate adjustments will be made to (i) the per share exercise price and the number of shares of common stock that may be purchased upon exercise of outstanding stock options granted by the Company and warrants issued by the Company, (ii) the number of shares to be issued under restricted stock units, and (iii) the number of authorized shares of common stock reserved for future issuance under the Company’s 1998 Stock Option Plan, 2008 Stock Option Plan and 2014 Restricted Stock Unit Award Plan. The number of authorized shares of the Company’s common stock will remain 100 million shares.

The reverse stock split is intended to increase the market price per share of the Company’s common stock to allow the Company to maintain the listing of its common stock on The NASDAQ Capital Market. The Company’s common stock will continue to trade on The NASDAQ Capital Market under the symbol “ACUR.” A new CUSIP number of 00509L 802 has been assigned to the common stock in connection with the reverse stock split.

Information for Stockholders

Upon the effectiveness of the reverse stock split, each five (5) shares of the Company’s common stock issued and outstanding will be automatically combined and converted into one share of common stock, par value $0.01 per share. No fractional shares will be issued in connection with the reverse stock split. Any fractional share of common stock that would otherwise have resulted from the reverse stock split will be paid in cash in a proportionate amount based on the closing price of the common stock as reported by The NASDAQ Capital Market for the day immediately preceding the date of the reverse stock split.

The Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., will act as exchange agent for the reverse stock split, and will provide stockholders of record holding certificates representing pre-split shares of the Company’s common stock as of the effective date with a letter of transmittal providing instructions for the exchange of stock certificates for post-split shares. Registered stockholders holding pre-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to the broker’s or nominee’s particular procedures for processing the reverse stock split, and will not be required to take any action in connection with the reverse stock split. Broadridge Corporate Issuer Solutions, Inc. can be contacted at (866) 321-8106.

Additional information about the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 14, 2015, a copy of which is available at www.sec.gov and at www.acurapharm.com under the SEC Filings tab located on the Investor Relations page.

About Acura Pharmaceuticals

Acura Pharmaceuticals is a specialty pharmaceutical company engaged in the research, development and commercialization of product candidates intended to address medication abuse and misuse, utilizing its proprietary LIMITX™, AVERSION® and IMPEDE® Technologies. LIMITX contains ingredients that are intended to reduce or limit the rate or extent of opioid release when multiple tablets are ingested. AVERSION contains polymers that cause the drug to gel when dissolved; it also contains compounds that irritate the nasal passages if the product is snorted. IMPEDE is designed to disrupt the processing of pseudoephedrine from tablets into methamphetamine.

In June 2011, the U.S. Food and Drug Administration approved our Oxaydo™ (oxycodone HCl immediate-release tablets) which incorporates the AVERSION Technology. On January 7, 2015, we entered into a Collaboration and License Agreement with Egalet US, Inc. and Egalet Ltd., each a subsidiary of Egalet Corporation, pursuant to which we licensed to Egalet worldwide rights to manufacture and commercialize Oxaydo.

Acura also markets NEXAFED® and NEXAFED® Sinus, which are pseudoephedrine containing products that utilize the IMPEDE Technology.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forwarding-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, our ability to raise capital, the ability to avoid infringement of patents, trademarks and other proprietary rights of third parties, and the ability of our patents to protect our products from generic competition, our ability to protect and enforce our patent rights in any paragraph IV patent infringement litigation, our and our licensee’s ability to successfully launch and commercialize our products and technologies including Oxaydo Tablets and Nexafed Tablets, the price discounting that may be offered by Egalet for Oxaydo, our and our licensee’s ability to obtain necessary regulatory approvals and commercialize products utilizing our technologies and the market acceptance of and competitive environment for any of our products, the willingness of pharmacies to stock our Nexafed products, expectations regarding potential market share for our products and the timing of first sales, our ability to enter into additional license agreements for our other product candidates, our exposure to product liability and other lawsuits in connection with the commercialization of our products, the increased cost of insurance and the availability of product liability insurance coverage, and the ability to fulfill the FDA requirements for approving our product candidates for commercial manufacturing and distribution in the United States, including, without limitation, the adequacy of the results of the laboratory and clinical studies completed to date, the results of laboratory and clinical studies we may complete in the future to support FDA approval of our product candidates and the sufficiency of our development to meet over-the-counter, or OTC, Monograph standards as applicable, the adequacy of the development program for our product candidates, including whether additional clinical studies will be required to support FDA approval of our product candidates, changes in regulatory requirements, adverse safety findings relating to our product candidates, whether the FDA will agree with our analysis of our clinical and laboratory studies and how it may evaluate the results of these studies or whether further studies of our product candidates will be required to support FDA approval, whether or when we are able to obtain FDA approval of labeling for our product candidates for the proposed indications and will be able to promote the features of our abuse discouraging technologies, whether our product candidates formulated with our Aversion or Limitx technologies will ultimately deter abuse in commercial settings and whether our Impede technology will disrupt the processing of pseudoephedrine into methamphetamine. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” Predicts,” “potential” and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission.

Contact:

Acura Investor Relations

investors@acurapharm.com

847-705-7709

Acura Media Relations

pr@acurapharm.com

847-705-7709